Dreyfus
BASIC GNMA Fund


ANNUAL REPORT December 31, 1999

(reg.tm)





The views expressed herein are current to the date of this report. These views and the composition of the fund's portfolio are subject to change at any time based on market and other conditions.

   * Not FDIC-Insured
   * Not Bank-Guaranteed
   * May Lose Value

Year 2000 Issues (Unaudited)

The fund could be adversely affected if the computer systems used by Dreyfus and the fund's other service providers do not properly process and calculate date-related information from and after January 1, 2000. Dreyfus has taken steps designed to avoid year 2000-related problems in its systems and to monitor the readiness of other service providers. In addition, issuers of securities in which the fund invests may be adversely affected by year 2000-related problems. This could have an impact on the value of the fund's investments and its share price.


                                 Contents

                                 THE FUND
--------------------------------------------------

                             2   Letter from the President

                             3   Discussion of Fund Performance

                             6   Fund Performance

                             7   Statement of Investments

                            11   Statement of Financial Futures

                            12   Statement of Assets and Liabilities

                            13   Statement of Operations

                            14   Statement of Cash Flows

                            15   Statement of Changes in Net Assets

                            16   Financial Highlights

                            17   Notes to Financial Statements

                            23   Report of Independent Auditors

                            24   Important Tax Information

                                 FOR MORE INFORMATION
---------------------------------------------------------------------------

                                 Back Cover

                                                                       The Fund

                                                       Dreyfus  BASIC GNMA Fund

LETTER FROM THE PRESIDENT

Dear Shareholder:

We are pleased to present this annual report for Dreyfus BASIC GNMA Fund covering the 12-month period from January 1, 1999, through December 31, 1999. Inside, you' ll find valuable information about how the fund was managed during the reporting period, including a discussion with Michael Hoeh, portfolio manager and a member of the Dreyfus Taxable Fixed Income Team.

The past year was challenging for most fixed-income investors. Faster than expected economic growth in the U.S. and overseas fueled concerns that long-dormant inflationary pressures might re-emerge, potentially reducing the future value of bonds' interest and principal payments. These concerns prompted the Federal Reserve Board to raise key short-term interest rates three times during the summer and fall of 1999 in an attempt to prevent a reacceleration of inflation.

While U.S. Treasury and agency securities declined sharply in this environment during 1999, prices of higher yielding securities -- such as corporate bonds and mortgage-backed securities -- fell less severely. In an environment of robust economic growth, investors appeared more comfortable owning bonds that are influenced primarily by credit risk, and they avoided securities that are most affected by interest-rate risk.

We appreciate your confidence over the past year, and we look forward to your continued participation in Dreyfus BASIC GNMA Fund.

Sincerely,


Stephen E. Canter
President and Chief Investment Officer
The Dreyfus Corporation
January 14, 2000




DISCUSSION OF FUND PERFORMANCE

Michael Hoeh, Portfolio Manager  Dreyfus Taxable Fixed Income Team

How did Dreyfus BASIC GNMA Fund perform  relative to its benchmark?

For the 12-month period ended December 31, 1999, the fund produced a 2.82% total return.(1) In addition, the fund provided income dividends of $0.960 per share and a distribution rate of 6.64%.(2) This performance exceeded the 1.93% return provided by the fund's benchmark, the Lehman Brothers GNMA Index.(3)

We attribute the fund's positive returns to our asset allocation and duration strategies. Our emphasis on GNMA mortgage-backed securities enabled us to benefit from the relative strength of the GNMA market sector. In addition, by maintaining the fund's average duration -- a measure of sensitivity to changing interest rates -- toward the short end of its range, we successfully shielded the fund from the corrosive effects of rising interest rates.

What is the fund's investment approach?

The fund invests primarily in GNMA (Government National Mortgage Association or " Ginnie Mae" ) securities. The fund may also invest in other mortgage-related securities, U.S. Treasury securities, asset-backed securities and other non-agency mortgage-backed securities. The fund' s goal is to provide a high level of current income consistent with capital preservation.

We typically use a four-step investment approach:

* PREPAYMENT TREND ANALYSIS measures the rate at which homeowners are likely to prepay their mortgages because of home sales or refinancing. An increase in this trend adversely affects returns of mortgage-related securities.

                                                             The Fund


DISCUSSION OF FUND PERFORMANCE (CONTINUED)

* OPTION-ADJUSTED SPREAD ANALYSIS compares the early redemption characteristics of different mortgage-backed securities with other securities such as U.S. Treasuries to help us measure their vulnerability to early redemption.

* CASH FLOW STRUCTURE ANALYSIS helps us determine the predictability and security of cash flows provided by different bond structures. We evaluate fixed-rate versus floating-rate securities, as well as different maturities such as 15-, 20- and 30-year mortgages.

* TOTAL-RATE-OF-RETURN SCENARIOS calculate expected rates of return for each security relative to U.S. Treasury securities under different interest-rate scenarios over a six-month time frame. This helps us estimate which securities are likely to provide above-average returns in various interest-rate environments.

What other factors influenced the fund's performance?

Rising interest rates created a headwind against the fund throughout 1999. Contrary to early expectations, many global economies staged impressive rebounds as the year progressed and the U.S. economy continued to grow strongly. As a result, fixed-income investors grew concerned that long-dormant inflationary pressures might re-emerge. In response, the Federal Reserve Board raised short-term interest rates by a total of 0.75 percentage points during 1999. At the same time, strong economic growth reassured investors that a recession was unlikely, and they became more comfortable holding riskier assets such as
corporate    bonds    and    mortgage-backed    securities.

As assets flowed into higher yielding bonds, they flowed out of U.S. Treasury securities, putting downward pressure on prices. As a result, U.S. Treasury securities underperformed most other sectors of the bond market in 1999. When prices of U.S. Treasuries securities fell, the differences in yields between U.S. Treasury securities and higher yielding bonds tightened then moderated somewhat during the second half of the year. We took advantage of these market conditions relatively early in the year by emphasizing several different types of mortgage-backed securities and generally avoiding lower yielding U.S. Treasury securities.


What is the fund's current strategy?

We continue to focus on GNMA securities, particularly those with adjustable rates. GNMA adjustable-rate mortgage securities ranked among the best-performing securities in the portfolio. Unlike fixed-rate securities, which tend to decline in price as interest rates rise, the income payments on adjustable-rate securities generally rise with rising interest rates. In addition, our emphasis on securities that mature in 15 years was rewarded when those securities outperformed 30-year bonds.

During the fourth quarter of 1999, we reduced our holdings of credit-sensitive securities in order to lock in profits. We redeployed those assets primarily to GNMA pass-through mortgage-backed securities in the 15- and 30-year maturity ranges. We also increased our holdings of short-term Treasury Inflation Protection Securities in order to help protect the portfolio from a potentially higher rate of inflation in 2000.

Throughout most of 1999, we maintained the fund's average duration shorter than the duration of the fund's benchmark. This relatively defensive position enabled us to avoid the brunt of price declines in the bond market. Toward the end of the reporting period, after the sell-off in U.S. Treasuries, we lengthened the fund' s average duration back to equal the duration of the benchmark in order to enhance the fund's yield.

January 14, 2000

     (1) TOTAL RETURN INCLUDES REINVESTMENT OF DIVIDENDS AND ANY CAPITAL GAINS PAID. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE, YIELD AND INVESTMENT RETURN FLUCTUATE SUCH THAT UPON REDEMPTION, FUND SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

     (2) DISTRIBUTION RATE PER SHARE IS BASED UPON DIVIDENDS PER SHARE PAID FROM NET INVESTMENT INCOME DURING THE PERIOD, DIVIDED BY THE NET ASSET VALUE PER SHARE AT THE END OF THE PERIOD.

     (3) SOURCE: LEHMAN BROTHERS - THE LEHMAN BROTHERS GNMA INDEX IS AN UNMANAGED, TOTAL RETURN PERFORMANCE BENCHMARK FOR THE GNMA MARKET, CONSISTING OF 15- AND 30-YEAR FIXED-RATE SECURITIES BACKED BY MORTGAGE POOLS OF THE GOVERNMENT NATIONAL MORTGAGE ASSOCIATION.

                                                             The Fund

FUND PERFORMANCE

Comparison of change in value of $10,000 investment in Dreyfus BASIC GNMA Fund and the Lehman Brothers GNMA Index
--------------------------------------------------------------------------------

Average Annual Total Returns AS OF 12/31/99



                                                                               1 Year             5 Years          10 Years
------------------------------------------------------------------------------------------------------------------------------------

FUND                                                                            2.82%              7.59%             7.41%


(+)  SOURCE: LEHMAN BROTHERS

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

THE ABOVE GRAPH COMPARES A $10,000 INVESTMENT MADE IN DREYFUS BASIC GNMA FUND ON 12/31/89 TO A $10,000 INVESTMENT MADE IN THE LEHMAN BROTHERS GNMA INDEX ON THAT DATE. ALL DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS ARE REINVESTED.

THE FUND INVESTS PRIMARILY IN GINNIE MAES AND ITS PERFORMANCE SHOWN IN THE LINE GRAPH TAKES INTO ACCOUNT ALL APPLICABLE FEES AND EXPENSES. UNLIKE THE FUND, THE LEHMAN BROTHERS GNMA INDEX IS AN UNMANAGED TOTAL RETURN PERFORMANCE BENCHMARK FOR THE GNMA MARKET, CONSISTING OF 15- AND 30-YEAR FIXED-RATE GNMA SECURITIES. ALL ISSUES HAVE AT LEAST ONE YEAR TO MATURITY AND AN OUTSTANDING PAR VALUE OF AT LEAST $100 MILLION. THE INDEX DOES NOT TAKE INTO ACCOUNT CHARGES, FEES AND OTHER EXPENSES. THESE FACTORS CAN CONTRIBUTE TO THE INDEX POTENTIALLY OUTPERFORMING THE FUND. FURTHER INFORMATION RELATING TO FUND PERFORMANCE, INCLUDING EXPENSE REIMBURSEMENTS, IF APPLICABLE, IS CONTAINED IN THE FINANCIAL HIGHLIGHTS SECTION OF THE PROSPECTUS AND ELSEWHERE IN THIS REPORT.





STATEMENT OF INVESTMENTS

December 31, 1999


                                                                                              Principal
BONDS AND NOTES--141.7%                                                                       Amount($)               Value ($)
------------------------------------------------------------------------------------------------------------------------------------

U.S. GOVERNMENT AGENCIES/

  MORTGAGE-BACKED SECURITIES--109.6%

Government National Mortgage Association I:

   6.5%, 10/15/2010-5/15/2011                                                                   240,109                  235,329

   7%, 1/15/2024-11/15/2024                                                                   1,254,525                1,220,619

   7.5%                                                                                         200,000  (a)             197,874

   7.5%, 12/15/2023                                                                             262,136                  259,515

   8%                                                                                        28,125,000  (a)          28,423,688

   8%, 4/15/2008-12/15/2022                                                                   6,881,839                6,971,655

   8.5%, 2/15/2005-3/15/2022                                                                    839,072                  870,206

   9%, 5/15/2016-11/15/2022                                                                     698,409                  739,296

   9.5%, 1/15/2017-12/15/2021                                                                   338,979                  364,926

                                                                                                                      39,283,108

Government National Mortgage Association I,

  Construction Loans,

   6.75%, 9/15/2036-10/15/2036                                                                6,505,500                5,909,840

Government National Mortgage Association I,

  Project Loans:

   6.32%, 10/15/2033                                                                          2,567,556                2,387,827

   6.375%, 10/15/2033-1/15/2034                                                               4,352,161                4,102,753

   6.4%, 10/15/2033                                                                           1,832,512                1,743,745

   6.41%, 8/15/2028                                                                             988,697                  942,040

   6.43%, 9/15/2033                                                                           1,485,985                1,391,253

   6.45%, 11/15/2033-3/15/2034                                                                5,497,046                5,205,675

   6.55%, 12/15/2033                                                                            698,429                  664,597

   6.6%, 5/15/2028                                                                            1,913,521                1,819,031

   6.625%, 8/15/2028-1/15/2034                                                               15,307,390  (b)          14,689,373

   6.7%, 3/15/2028                                                                              636,333                  619,827

   6.75%                                                                                        741,293  (a)             673,418

   6.75%, 12/15/2023                                                                          6,025,775  (b)           5,871,555

   7.125%, 1/15/2029                                                                          1,296,585                1,261,331

   7.25%, 4/15/2029-3/15/2034                                                                 4,718,908                4,708,789

                                                                                                                      46,081,214

Government National Mortgage Association II:

   5.5%                                                                                       3,250,000  (a,c)         3,182,953

   6%                                                                                         5,165,000  (a,c)         5,119,806

   7%                                                                                         5,790,000  (a)           5,594,588

   7%, 8/20/2028-9/20/2029                                                                    6,531,602                6,290,642

   7.5%                                                                                       5,000,000  (a)           4,946,850

   9%, 5/20/2016-7/20/2025                                                                      510,619                  530,811

   9.5%, 9/20/2021-12/20/2021                                                                   104,993                  111,661

                                                                                                                      25,777,311

                                                                                                     The Fund

                                                                                              Principal
BONDS AND NOTES (CONTINUED)                                                                   Amount($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

U.S. GOVERNMENT AGENCIES/

  MORTGAGE-BACKED SECURITIES (CONTINUED)

Federal Home Loan Mortgage Corp.,

  Stripped Securities, Interest Only Class:

   Ser. 1541, Cl. FA, 7%, 5/15/2019                                                           4,904,658  (b,d)           496,155

   Ser. 1590, Cl. JA, 6.5%, 10/15/2021                                                        6,000,000  (b,d)           999,375

   Ser. 1596, Cl. L, 6.5%, 12/15/2012                                                         1,800,000  (b,d)           213,696

   Ser. 1916, Cl. PI, 7%, 12/15/2011                                                          1,094,946  (b,d)           239,596

   Ser. 1987, Cl. PI, 7%, 9/15/2012                                                           1,132,872  (b,d)           234,618

                                                                                                                       2,183,440

Federal Housing Administration,

  Project Loans:

   7.2%, 2/1/2033                                                                             1,113,651                1,032,911

   7.625%, 4/1/2031                                                                           1,232,021                1,174,655

                                                                                                                       2,207,566

Federal National Mortgage Association,

  Stripped Securities, Interest Only Class,

   Ser. 1997-74, Cl. PK, 7%, 11/18/2027                                                       4,000,000  (b,d)         1,513,750

TOTAL U.S. GOVERNMENT AGENCIES/

   MORTGAGE-BACKED SECURITIES                                                                                        122,956,229

ASSET-BACKED SECURITIES--3.4%

Nomura Depositor Trust:

   Ser. 1998-ST1, Cl. A-3, 7.043%, 2003                                                         500,000  (e,f)           496,563

   Ser. 1998-ST1, Cl. A-5, 7.713%, 2003                                                       3,500,000  (e,f)         3,331,563

TOTAL ASSET-BACKED SECURITIES                                                                                          3,828,126

COMMERCIAL MORTGAGE PASS-THROUGH CTFS.--11.0%

CS First Boston Mortgage Securities,

   Ser. 1998-C1, Cl. C, 6.78%, 2009                                                           1,000,000  (b)             932,985

Chase Commercial Mortgage Securities,

   Ser. 1998-SN1A, Cl. D, 7.291%, 2001                                                          750,000  (b,e,f),        747,891

Chase Manhattan Bank--First Union National

   Ser. 1999-1, Cl. B, 7.619%, 2009                                                           2,000,000                2,000,000

DLJ Commercial Mortgage,

   Ser. 1999-CG2, Cl. B-2, 7.607%, 2009                                                       3,300,000  (b,e,f)       2,947,313

GGP Ala Moana,

   Ser. 1999-C1, Cl. D, 7.569%, 2004                                                          2,500,000  (b,e,f)       2,500,000

Merrill Lynch Mortgage Investors,

   Ser. 1997-SD1, Cl. E, 7.5%, 2010                                                           3,500,000  (b,e,f)       3,208,984

TOTAL COMMERCIAL MORTGAGE PASS-THROUGH CTFS.                                                                          12,337,173

RESIDENTIAL MORTGAGE PASS-THROUGH CTFS.--14.2%

BA Mortgage Securities,

   Ser. 1998-2, Cl. 2B-2, 6.5%, 2013                                                            288,849  (b)             258,159


                                                                                               Principal
BONDS AND NOTES (CONTINUED)                                                                    Amount($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

RESIDENTIAL MORTGAGE PASS-THROUGH CTFS. (CONTINUED)

Chase Mortgage Finance,

   Ser. 1998-S3, Cl. B-2, 6.5%, 2013                                                            632,813  (b)             586,185

GE Capital Mortgage Services,

   Ser. 1998-16, Cl. B-2, 6.5%, 2013                                                            591,708  (b)             512,490

Norwest Asset Securities:

   Ser. 1997-3, Cl. B-1, 7.25%, 2027                                                          2,429,290  (b)           2,342,783

   Ser. 1997-3, Cl. B-2, 7.25%, 2027                                                            971,716  (b)             930,554

   Ser. 1997-7, Cl. B-2, 7%, 2027                                                               777,708  (b)             717,187

   Ser. 1997-9, Cl. B-2, 7%, 2012                                                               425,153  (b)             399,988

   Ser. 1997-11, Cl. B-2, 7%, 2027                                                              514,426  (b)             459,475

   Ser. 1997-15, Cl. B-2, 6.75%, 2012                                                           617,674  (b)             570,119

   Ser. 1997-20, Cl. B-2, 6.75%, 2012                                                           389,448  (b)             355,180

   Ser. 1998-14, Cl. B-3, 6.5%, 2013                                                            584,933  (b)             509,015

   Ser. 1998-18, Cl. B-3, 6.25%, 2028                                                           862,710  (b)             745,623

PNC Mortgage Securities:

   Ser. 1997-8, Cl. 3B-3, 6.75%, 2012                                                           286,482  (b)             268,795

   Ser. 1998-2, Cl. 3B-3, 6.75%, 2013                                                           541,663  (b)             505,512

   Ser. 1998-2, Cl. 4B-3, 6.75%, 2027                                                           391,290  (b)             357,162

   Ser. 1998-11, Cl. 2B-3, 6.25%, 2013                                                          500,058  (b)             437,316

Residential Accredit Loans:

   Ser. 1997-QS6, Cl. M-2, 7.5%, 2012                                                           955,573  (b)             935,788

   Ser. 1997-QS6, Cl. M-3, 7.5%, 2012                                                           621,118  (b)             592,724

Residential Funding Mortgage Securities I:

   Ser. 1997-S10, Cl. M-3, 7%, 2012                                                             482,080  (b)             448,730

   Ser. 1997-S11, Cl. M-3, 7%, 2012                                                             698,873  (b)             673,276

   Ser. 1997-S19, Cl. M-3, 6.5%, 2012                                                           634,318  (b)             572,859

   Ser. 1997-S21, Cl. M-3, 6.5%, 2012                                                           366,122  (b)             323,729

   Ser. 1998-NS1, Cl. M-2, 6.375%, 2009                                                         141,008  (b)             134,105

   Ser. 1998-NS1, Cl. M-3, 6.375%, 2009                                                          70,504  (b)              66,397

   Ser. 1998-S9, Cl. M-3, 6.5%, 2013                                                            963,471  (b)             882,925

   Ser. 1998-S14, Cl. M-3, 6.5%, 2013                                                           804,731  (b)             752,235

   Ser. 1998-S16, Cl. M-3, 6.5%, 2013                                                           723,933  (b)             629,587

TOTAL RESIDENTIAL MORTGAGE PASS-THROUGH CTFS.                                                                         15,967,898

U.S. GOVERNMENTS--3.5%

U.S. Treasury Inflation Protection Securities,

   3.755%, 1/15/2008                                                                          4,000,000  (g)           3,968,160

TOTAL BONDS AND NOTES

   (cost $164,253,213)                                                                                               159,057,586

                                                                                                     The Fund

                                                                                              Principal
SHORT-TERM INVESTMENTS--.7%                                                                   Amount($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

U.S. TREASURY BILLS:

   4.82%, 1/13/2000                                                                             350,000  (h)             349,549

   4.4075%, 3/30/2000                                                                           474,000  (h)             468,089

TOTAL SHORT-TERM INVESTMENTS

   (cost $817,524)                                                                                                       817,638
------------------------------------------------------------------------------------------------------------------------------------

TOTAL INVESTMENTS

   (cost $165,070,737)                                                                           142.4%              159,875,224

LIABILITIES, LESS CASH AND RECEIVABLES                                                          (42.4%)             (47,623,438)

NET ASSETS                                                                                       100.0%              112,251,786

     A    PURCHASED ON A FORWARD COMMITMENT BASIS.

     B    SECURITIES  HELD IN WHOLE OR IN PART BY THE  CUSTODIAN IN A SEGREGATED
          ACCOUNT AS COLLATERAL FOR SECURITIES PURCHASED ON A FORWARD COMMITMENT
          BASIS.

     C    ADJUSTABLE   RATE    MORTGAGE--INTEREST   RATE   SUBJECT   TO   CHANGE
          PERIODICALLY.

     D    REFLECTS NOTIONAL FACE.

     E    SECURITIES EXEMPT FROM REGISTRATION  UNDER RULE 144A OF THE SECURITIES
          ACT OF 1933.  THESE  SECURITIES MAY BE RESOLD IN  TRANSACTIONS  EXEMPT
          FROM  REGISTRATION,  NORMALLY TO QUALIFIED  INSTITUTIONAL  BUYERS.  AT
          DECEMBER 31,1999,  THESE SECURITIES AMOUNTED TO $13,232,314,  OR 11.8%
          OF NET ASSETS.

     F    VARIABLE RATE SECURITY--INTEREST RATE SUBJECT TO CHANGE PERIODICALLY.

     G    PRINCIPAL AMOUNT FOR ACCRUAL  PURPOSES IS PERIODICALLY  ADJUSTED BASED
          ON CHANGES TO THE CONSUMER PRICE INDEX.

     H    SECURITIES  HELD IN WHOLE OR IN PART BY THE  CUSTODIAN IN A SEGREGATED
          ACCOUNT AS COLLATERAL FOR OPEN FINANCIAL FUTURES POSITIONS.

SEE NOTES TO FINANCIAL STATEMENTS.



STATEMENT OF FINANCIAL FUTURES

December 31, 1999


                                                                   Market Value                                        Unrealized
                                                                        Covered                                      Appreciation
                                            Contracts          by Contracts ($)           Expiration              at 12/31/99 ($)
------------------------------------------------------------------------------------------------------------------------------------

FINANCIAL FUTURES SHORT

U.S. Treasury 5 year Notes                        126                12,349,969          March 2000                       248,594

U.S. Treasury 10 year Notes                       189                18,117,422          March 2000                       117,523

                                                                                                                          366,117


SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund


STATEMENT OF ASSETS AND LIABILITIES

December 31, 1999

                                                             Cost         Value
--------------------------------------------------------------------------------

ASSETS ($):

Investments in securities--See Statement of
Investments                                           165,070,737    159,875,224

Cash                                                                     74,851

Interest receivable                                                   1,025,212

Receivable for futures variation margin--Note 4(a)                      116,156

Receivable for shares of Beneficial Interest subscribed                   2,323

Paydowns receivable                                                       1,055

Prepaid expenses                                                          1,583

                                                                    161,096,404
--------------------------------------------------------------------------------

LIABILITIES ($):

Due to The Dreyfus Corporation and affiliates                            61,359

Payable for investment securities purchased                          48,590,957

Payable for shares of Beneficial Interest redeemed                      114,449

Accrued expenses                                                         77,853

                                                                     48,844,618
--------------------------------------------------------------------------------

NET ASSETS ($)                                                      112,251,786
--------------------------------------------------------------------------------

COMPOSITION OF NET ASSETS ($):

Paid-in capital                                                     117,685,300

Accumulated undistributed investment income--net                         21,922

Accumulated net realized gain (loss) on investments and financial futures
                                                                      (626,040)

Accumulated net unrealized appreciation (depreciation)

  on investments (including $366,117 net unrealized

   appreciation on financial futures)--Note 4(b)                    (4,829,396)
--------------------------------------------------------------------------------

NET ASSETS ($)                                                     112,251,786
--------------------------------------------------------------------------------

SHARES OUTSTANDING

(unlimited number of $.001 par value shares of Beneficial Interest authorized)
                                                                      7,799,592

NET ASSET VALUE, offering and redemption price per share ($)              14.39

SEE NOTES TO FINANCIAL STATEMENTS.



STATEMENT OF OPERATIONS

Year Ended December 31, 1999

--------------------------------------------------------------------------------

INVESTMENT INCOME ($):

INTEREST INCOME                                                      8,698,405

EXPENSES:

Management fee--Note 3(a)                                              644,927

Interest expense--Note 5                                               969,816

Shareholder servicing costs--Note 3(b)                                 236,905

Professional fees                                                       56,136

Trustees' fees and expenses--Note 3(c)                                  36,082

Registration fees                                                       30,725

Custodian fees--Note 3(b)                                               27,454

Prospectus and shareholders' reports                                    20,186

Loan commitment fees--Note 2                                                96

Miscellaneous                                                           10,451

TOTAL EXPENSES                                                       2,032,778

Less--reduction in management fee due to

   undertaking--Note 3(a)                                             (364,195)

NET EXPENSES                                                          1,668,583

INVESTMENT INCOME--NET                                                7,029,822
--------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--NOTE 4 ($):

Net realized gain (loss) on investments                            (1,795,524)

Net realized gain (loss) on financial futures                        2,312,839

NET REALIZED GAIN (LOSS)                                               517,315

Net unrealized appreciation (depreciation) on investments

   (including $213,886) net unrealized appreciation
   on financial futures)                                            (4,354,884)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS              (3,837,569)

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                 3,192,253

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund


STATEMENT OF CASH FLOWS

Year Ended December 31, 1999

--------------------------------------------------------------------------------

CASH FLOWS FROM OPERATING ACTIVITIES ($):

Dividends and interest received                      8,677,349

Interest and loan commitment fees paid               (986,979)

Operating expenses paid                              (668,673)       7,021,697
--------------------------------------------------------------------------------

CASH FLOWS FROM INVESTING ACTIVITIES ($):

Purchases of portfolio securities                (560,231,879)

Proceeds from sales of portfolio securities        555,818,861

Purchases of short term investments-net              (477,569)

Net cash flows from futures transactions             2,410,269      (2,480,318)
--------------------------------------------------------------------------------

CASH FLOWS FROM FINANCING ACTIVITIES ($):

Proceeds from fund shares sold                      47,964,551

Payments for fund shares redeemed                 (33,735,435)

Cash dividends paid                                (1,983,784)

Net repayments of reverse repurchase agreements   (16,958,000)     (4,712,668)

   Decrease in cash                                                  (171,289)

   Cash at beginning of period                                        246,140

   Cash at end of period                                               74,851
--------------------------------------------------------------------------------

RECONCILIATION OF NET INCREASE IN NET ASSETS
   RESULTING FROM OPERATIONS TO NET CASH
   PROVIDED BY OPERATING ACTIVITIES ($):

Net Increase in Net Assets Resulting from Operations                3,192,253

Adjustments to reconcile net increase in net assets resulting from operations to net cash provided by operating activities:

   Increase in dividends and interest receivable                     (15,753)

   Decrease in paydowns receivable                                    35,808

   Decrease in interest payable                                      (17,163)

   Increase in accrued expenses                                        6,710

   Decrease in prepaid expenses                                        6,146

   Increase in due from The Dreyfus Corporation and affiliates        17,238

   Net amortization of discount on investments                       (41,111)

   Net realized gain on investments                                 (517,315)

   Net unrealized depreciation on investments                       4,354,884
--------------------------------------------------------------------------------

Net Cash Provided by Operating Activities                           7,021,697

SEE NOTES TO FINANCIAL STATEMENTS.



STATEMENT OF CHANGES IN NET ASSETS

                                                      Year Ended December 31,
                                                   -----------------------------
                                                     1999               1998
--------------------------------------------------------------------------------

OPERATIONS ($):

Investment income--net                          7,029,822            5,555,447

Net realized gain (loss) on investments           517,315            (507,112)

Net unrealized appreciation (depreciation)
   on investments                             (4,354,884)          (1,328,489)

NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                   3,192,253            3,719,846
--------------------------------------------------------------------------------

DIVIDENDS TO SHAREHOLDERS ($):

From investment income--net                   (7,019,327)          (5,545,920)

From net realized gain on investments           (469,048)            (291,592)

In excess of net realized gain on investments   (170,796)                 --

TOTAL DIVIDENDS                               (7,659,171)          (5,837,512)
--------------------------------------------------------------------------------

BENEFICIAL INTEREST TRANSACTIONS ($):

Net proceeds from shares sold                  47,925,201          43,371,763

Dividends reinvested                            5,675,387           4,345,234

Cost of shares redeemed                      (33,728,168)         (24,682,862)

INCREASE (DECREASE) IN NET ASSETS FROM
   BENEFICIAL INTEREST TRANSACTIONS           19,872,420           23,034,135

TOTAL INCREASE (DECREASE) IN NET ASSETS       15,405,502           20,916,469
--------------------------------------------------------------------------------

NET ASSETS ($):

Beginning of Period                            96,846,284           75,929,815

END OF PERIOD                                 112,251,786           96,846,284

Undistributed investment income-net                21,922               11,427
--------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS (SHARES):

Shares sold                                     3,250,861            2,827,468

Shares issued for dividends reinvested            387,227              283,676

Shares redeemed                               (2,292,435)          (1,611,860)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING   1,345,653            1,499,284

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund


FINANCIAL HIGHLIGHTS

The following table describes the performance for the fiscal periods indicated. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund's financial statements.


                                                                                         Year Ended December 31,
                                                                 -------------------------------------------------------------------
                                                                 1999          1998           1997          1996          1995
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                            15.01         15.32          15.14          15.42         14.16

Investment Operations:

Investment income--net                                            .96           .97            .99            .98          1.03

Net realized and unrealized

   gain (loss) on investments                                    (.54)         (.26)           .41           (.27)          1.25

Total from Investment Operations                                  .42           .71           1.40            .71           2.28

Distributions:

Dividends from investment income--net                            (.96)         (.97)          (.99)          (.99)         (1.02)

Dividends from net realized gain
   on investments                                                (.06)         (.05)          (.23)            --            --

Dividends in excess of net realized
   gain on investments                                           (.02)          --             --              --            --

Total Distributions                                             (1.04)        (1.02)         (1.22)          (.99)         (1.02)

Net asset value, end of period                                  14.39         15.01          15.32          15.14          15.42
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)                                                 2.82          4.71           9.55           4.81          16.62
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of operating expenses to
   average net assets                                             .65           .65            .65            .65            .50

Ratio of interest expense and loan
   commitment fees to average net assets                          .90           .17             --             --            --

Ratio of net investment income

   to average net assets                                         6.54          6.34           6.46           6.50           6.86

Decrease reflected in above expense ratios

   due to undertakings by
   The Dreyfus Corporation                                        .34           .39            .42            .52            .78

Portfolio Turnover Rate                                        366.43        388.97         534.25         332.96         254.36
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period ($ x 1,000)                         112,252        96,846         75,930         57,665         55,615

SEE NOTES TO FINANCIAL STATEMENTS.




NOTES TO FINANCIAL STATEMENTS

NOTE 1--Significant Accounting Policies:

Dreyfus BASIC GNMA Fund (the "fund") is registered under the Investment Company Act of 1940, as amended ( the "Act"), as a diversified open-end management investment company. The fund's investment objective is to provide investors with as high a level of current income as is consistent with the preservation of capital by investing principally in instruments issued by the Government National Mortgage Association. The Dreyfus Corporation (the "Manager") serves as the fund' s investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A. (" Mellon"), which is a wholly-owned subsidiary of Mellon Financial Corporation. Premier Mutual Fund Services, Inc. is the distributor of the fund's shares, which are sold to the public without a sales charge.

The fund' s financial statements are prepared in accordance with generally accepted accounting principles which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(a) Portfolio valuation: Investments in securities (excluding short-term investments other than U.S. Treasury Bills and financial futures) are valued each business day by an independent pricing service ("Service") approved by the Board of Trustees. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the portfolio securities) are carried at fair value as determined by the Service, based on methods which include consideration of: yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. Short-term investments, excluding U.S. Treasury Bills, are carried at amortized cost, which approximates value. Financial futures are valued at the last sales
                                                                        The Fund

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market on each business day.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions  are  recorded  on  the  identified  cost  basis.  Interest  income
(including, where applicable, amortization of discount on short-term investments) is recognized on the accrual basis. Under the terms of the custody agreement, the fund received net earnings credits of $72 during the period ended December 31, 1999 based on available cash balances left on deposit. Income earned under this arrangement is included in interest income.

The fund may enter into repurchase agreements with financial institutions, deemed to be creditworthy by the fund' s Manager, subject to the seller's agreement to repurchase and the fund's agreement to resell such securities at a mutually agreed upon price. Securities purchased subject to repurchase agreements are deposited with the fund's custodian and, pursuant to the terms of the repurchase agreement, must have an aggregate market value greater than or equal to the repurchase price plus accrued interest at all times. If the value of the underlying securities falls below the value of the repurchase price plus accrued interest, the fund will require the seller to deposit additional collateral by the next business day. If the request for additional collateral is not met, or the seller defaults on its repurchase obligation, the fund maintains the right to sell the underlying securities at market value and may claim any resulting loss against the seller.

(c) Dividends to shareholders: It is the policy of the fund to declare dividends daily from investment income-net. Such dividends are paid monthly. Dividends from net realized capital gain are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the " Code" ). To the extent that net realized capital gain can be offset by capital loss carryovers, if any, it is the policy of the fund not to distribute such gain.


(d) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes.

NOTE 2--Bank Line of Credit:

The fund participates with other Dreyfus-managed funds in a $500 million redemption credit facility (" the Facility") to be utilized for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the fund has agreed to pay commitment fees on its pro rata portion of the Facility. Interest is charged to the fund at rates based on prevailing market rates in effect at the time of borrowings. During the period ended December 31, 1999, the fund did not borrow under the Facility.

NOTE 3--Management Fee and Other Transactions With Affiliates:

(a) Pursuant to a management agreement ("Agreement") with the Manager, the management fee is computed at the annual rate of .60 of 1% of the value of the fund' s average daily net assets and is payable monthly. The Manager had undertaken until such time as they give shareholders at least 90 days' notice to the contrary, if the aggregate expenses of the fund, exclusive of taxes, brokerage, interest on borrowings, commitment fees and extraordinary expenses, but including the management fee, exceed an annual rate of .65 of 1% of the value of the fund' s average daily net assets, the fund may deduct from the payments to be made to the Manager under the Management Agreement, or the Manager will bear, such excess expense. The expense reduction in management fee, pursuant to the undertaking, amounted to $364,195 during the period ended December 31, 1999.

The undertaking may be extended, modified or terminated by the Manager, provided that the resulting expense reimbursement would not be less than the amount required pursuant to the Agreement.

                                                             The Fund

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

(b) Under the Shareholder Services Plan, the fund reimburses Dreyfus Service Corporation, a wholly-owned subsidiary of the Manager, an amount not to exceed an annual rate of .25 of 1% of the value of the fund's average daily net assets for certain allocated expenses of providing personal services and/or maintaining shareholder accounts. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. During the period ended December 31, 1999, the fund was charged $142,532 pursuant to the Shareholder Services Plan.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended December 31, 1999, the fund was charged $71,659 pursuant to the transfer agency agreement.

The fund compensates Mellon under a custody agreement for providing custodial services for the fund. During the period ended December 31, 1999, the fund was charged $27,454 pursuant to the custody agreement.

(c) Each trustee who is not an "affiliated person" as defined in the Act receives from the fund an annual fee of $2,500 and an attendance fee of $250 per meeting. The Chairman of the Board receives an additional 25% of such compensation.

NOTE 4--Securities Transactions:

(a) The aggregate amount of purchases and sales (including paydowns) of investment securities, excluding short-term securities and financial futures, during the period ended December 31, 1999, amounted to $565,070,728 and $555,729,553, respectively.

The fund may invest in financial futures contracts in order to gain exposure to or protect against changes in the market. The fund is exposed to market risk as a result of changes in the value of the under lying instruments. Investments in financial futures require the fund to "mark to market" on a daily basis; this represents the change in the market value of the contract at the close of each day's trading. Accordingly, variation margin payments are received or made to reflect daily unrealized gains or losses. When the contracts are closed, the fund recognizes a realized gain or loss. These investments require initial margin deposits with a custodian, which consist of cash or cash equivalents, up to approximately 10% of the contract amount. The amount of these deposits is determined by the exchange or Board of Trade on which the contract is traded and is subject to change. Contracts open at December 31, 1999, are set forth in the Statement of Financial Futures.

The fund may purchase or sell securities on a when-issued basis. The price of the underlying securities is fixed at the time the transaction is negotiated and settlement may take place a month or more after that date. With respect to purchase commitments, the fund will identify securities as segregated in its records with a value at least equal to the amount of its commitments. Losses may arise due to changes in the market value of the underlying securities, if the counter-party does not meet the terms of the settlement agreement, or if the issuer does not issue the securities due to political, economic, or other factors.

(b) At December 31, 1999, accumulated net unrealized depreciation on investments and financial futures was $4,829,396, consisting of $667,604 gross unrealized appreciation and $5,497,000 gross unrealized depreciation.

At December 31, 1999, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

NOTE 5-Reverse Repurchase Agreements:

The fund may enter into reverse repurchase agreements with banks, brokers or dealers. This form of borrowing involves the transfer by the fund of an underlying debt instrument in return for cash proceeds
                                                                       The  Fund

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

based on a percentage of value of the security. The fund retains the right to receive interest and principal payments on the security. At an agreed upon future date, the fund repurchases the security at principal plus accrued interest. Reverse repurchase agreements may subject the fund to interest rate risk and counter party credit risk.

The average daily amount outstanding during the period ended December 31, 1999 was approximately $18,675,351, with a related weighted average annualized interest rate of 5.19%.


REPORT OF INDEPENDENT AUDITORS

Shareholders and Board of Trustees

Dreyfus BASIC GNMA Fund

We have audited the accompanying statement of assets and liabilities of Dreyfus BASIC GNMA Fund, including the statements of investments and financial futures, as of December 31, 1999, and the related statements of operations and cash flows for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the years indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included verification by examination of securities held by the custodian as of December 31, 1999 and confirmation of securities not held by the custodian by correspondence with others. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus BASIC GNMA Fund at December 31, 1999, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated years, in conformity with accounting principles generally accepted in the United States.

                                            [Ernst and Young LLP Signature logo]

New York, New York

February 14, 2000


                                                             The Fund


IMPORTANT TAX INFORMATION (Unaudited)

For Federal tax purposes, the fund hereby designates $.0810 per share as a long-term capital gain distribution paid on November 30, 1999.



                        For More Information

                        Dreyfus BASIC GNMA Fund
                        200 Park Avenue
                        New York, NY 10166

                        Manager

                        The Dreyfus Corporation
                        200 Park Avenue
                        New York, NY 10166

                        Custodian

                        Mellon Bank, N.A.
                        One Mellon Bank Center
                        Pittsburgh, PA 15258

                        Transfer Agent &
                        Dividend Disbursing Agent

                        Dreyfus Transfer, Inc.
                        P.O. Box 9671
                        Providence, RI 02940

                        Distributor

                        Premier Mutual Fund Services, Inc.
                        60 State Street
                        Boston, MA 02109

To obtain information:

BY TELEPHONE
Call 1-800-645-6561

BY MAIL  Write to:
The Dreyfus Family of Funds
144 Glenn Curtiss Boulevard
Uniondale, NY 11556-0144

BY E-MAIL  Send your request
to info@dreyfus.com

ON THE INTERNET  Information can be viewed online or downloaded from:

http://www.dreyfus.com

(c) 2000 Dreyfus Service Corporation                                  080AR9912